EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2020
Disclosure of earnings per share [Abstract]
EARNINGS PER SHARE
NOTE 15: EARNINGS PER SHARE

	2020	2019	2018
	£m	£m	£m
Profit attributable to ordinary shareholders – basic and diluted	865	2,459	3,975

	2020	2019	2018
	million	million	million
Weighted-average number of ordinary shares in issue – basic	70,606	70,603	71,638
Adjustment for share options and awards	650	682	641
Weighted-average number of ordinary shares in issue – diluted	71,256	71,285	72,279
Basic earnings per share	1.2p	3.5p	5.5p
Diluted earnings per share	1.2p	3.4p	5.5p
Basic earnings per share are calculated by dividing the net profit attributable to equity shareholders by the weighted-average number of ordinary shares in issue during the year, which has been calculated after deducting 28 million (2019: 25 million; 2018: 38 million) ordinary shares representing the Group’s holdings of own shares in respect of employee share schemes.
For the calculation of diluted earnings per share the weighted-average number of ordinary shares in issue is adjusted to assume conversion of all dilutive potential ordinary shares that arise in respect of share options and awards granted to employees. The number of shares that could have been acquired at the annual average price of the Company’s shares based on the monetary value of the subscription rights attached to outstanding share options and awards is determined. This is deducted from the number of shares issuable under such options and awards to leave a residual bonus amount of shares which are added to the weighted-average number of ordinary shares in issue, but no adjustment is made to the profit attributable to equity shareholders.
There were 647 million anti-dilutive share options and awards excluded from the calculation of diluted earnings per share (2019: 24 million; 2018: none).